EXHIBIT 99.2

                             UNIT PURCHASE AGREEMENT

         UNIT PURCHASE AGREEMENT dated as of November 8, 1999 ("Effective Date") by and between FCG MANAGEMENT SERVICES, LLC, a Delaware limited liability company ("COMPANY"), and NEW YORK AND PRESBYTERIAN HOSPITAL (doing business as New York-Presbyterian Hospital), a New York not-for-profit corporation ("PURCHASER").

                                    RECITALS:

         WHEREAS, Company intends to engage in the "Business" as defined in the Restated Operating Agreement;

         WHEREAS, FCG Management Holdings, Inc. ("FCG Holdings"), a Delaware corporation and wholly-owned subsidiary of First Consulting Group, Inc., a Delaware corporation, owns all of the issued and outstanding units of Company immediately prior to the Effective Date;

         WHEREAS, Company proposes to issue and sell One Hundred Fifty (150) of its unissued Class B Units (the "PURCHASED UNITS") to Purchaser on the terms set forth in this Agreement; and

         WHEREAS, Purchaser desires to purchase the Purchased Units on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         1.1 DEFINITIONS. The following terms, as used herein, have the following meanings:

              "AGGREGATE PURCHASE PRICE" shall have the meaning set forth in
Section 2.4.

              "AGREEMENT" means this Unit Purchase Agreement, including all Schedules and Exhibits referenced herein.

              "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Company shall not be considered an Affiliate of Purchaser and Purchaser shall not be considered an Affiliate of the Company. For the purposes of this definition, "CONTROL," when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.


              "ANCILLARY AGREEMENTS" means: (i) the Restated Operating Agreement and (ii) the Investor Rights Agreement.

              "ASSOCIATES" means:

              (I) Affiliates, stockholders, directors, officers, employees, agents, attorneys, accountants and representatives of a Person; and

              (II) all stockholders, directors, officers, employees, agents, attorneys, accountants and representatives of each Affiliate of a Person.

              "CLOSING" shall have the meaning set forth in Section 2.5.

              "CLOSING DATE" shall have the meaning set forth in Section 2.5.

              "CONSENT" means any third party (including any governmental agency) consent, authorization, approval or waiver required for the consummation of the transactions set forth in this Agreement and the Ancillary Agreements.

              "CONVERSION" means the conversion of the Company from a limited liability company to a corporation pursuant to the Restated Operating Agreement.

              "EFFECTIVE DATE" shall have the meaning set forth in the preamble to this Agreement.

              "FCG HOLDINGS" shall mean FCG Management Holdings, Inc., a Delaware corporation.

              "FULLY DILUTED BASIS" shall mean the calculation of the proportion of Units held based on all Units outstanding.

              "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

              "INVESTOR RIGHTS AGREEMENT" means the Investor Rights Agreement by and among Company, Purchaser and FCG Holdings to be entered into as of the Closing Date , as the same may be amended and in effect from time to time.

              "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, option, right of first refusal, easement, restriction (including transfer restriction) or other similar encumbrance of any kind in respect of such asset.

              "MATERIAL ADVERSE EFFECT" means, with respect to any Person, a material adverse effect on the business, assets, financial condition or results of operations of such Person.

              "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association or organization, joint venture, government or department or agency thereof, or other entity of whatever nature.

              "PURCHASED UNITS" shall have the meaning set forth in the Recitals.

              "RESTATED OPERATING AGREEMENT" means the Amended and Restated Operating Agreement, to be entered into between Company, Purchaser and FCG Holdings as of the Closing Date, in the form previously delivered and agreed to by the parties thereto, as the same may be amended and in effect from time to time.

              "SECURITIES ACT" shall have the meaning set forth in Section 4.7.

              "UNITS" means all issued and outstanding limited liability company units of the Company.

                                    ARTICLE 2

                       SALE AND TRANSFER OF UNITS; CLOSING

         2.1 AUTHORIZATION. All action on the part of Company and the Members (as defined in the Restated Operating Agreement) of Company necessary for the authorization, execution, delivery and performance of this Agreement by Company and the admittance of Purchaser as a Member and the issuance of the Purchased Units in connection therewith has been taken or will be taken prior to the Closing (as defined in Section 2.5).

         2.2 OPERATING AGREEMENT. As of the Closing, the Purchased Units shall have the rights, preferences, privileges and restrictions set forth in the Restated Operating Agreement.

         2.3 PURCHASE AND SALE OF PURCHASED UNITS. At the Closing, Company will sell and transfer the Purchased Units to Purchaser, and Purchaser will purchase the Purchased Units from Company on the terms and subject to the conditions set forth in this Agreement.

         2.4 PURCHASE PRICE. The purchase price for the Purchased Units will be $100.00 per unit. The aggregate purchase price for the Purchased Units will be $15,000.00 (the "AGGREGATE PURCHASE PRICE").

         2.5 CLOSING. The closing of the sale of the Purchased Units to Purchaser (the "CLOSING") shall take place at the offices of Purchaser, 161 Fort Washington Ave., Room 1410, New York, New York at 3:00 p.m. (New York time) on the Effective Date. For purposes of this Agreement, "CLOSING DATE" shall mean the time and date as of which the Closing actually takes place.

         2.6 DELIVERY. At the Closing, subject to the terms and conditions hereof, Purchaser shall make the payment to Company of the Aggregate Purchase Price by check or federal funds wire transfer made payable to the order of Company.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         The Company represent and warrant to Purchaser the following:

         3.1 ORGANIZATION AND STANDING. Company is a limited liability company duly organized, validly existing and in good standing as a limited liability company under the laws of Delaware. Company is duly qualified and authorized to do business and is in good standing in all jurisdictions in which the nature of its activities and of its properties makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect on Company. Company has made available to Purchaser or its counsel prior to the Effective Date complete and correct copies of the organizational documents of Company and any amendments thereto.

         3.2 POWER AND AUTHORIZATION. Company has all requisite power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to issue and sell the Purchased Units and to carry out the provisions of this Agreement and the Ancillary Agreements to which it is a party and to carry on its business as currently conducted and as currently proposed to be conducted. The execution, delivery and performance by Company of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation by Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action on the part of Company.

         3.3 CAPITALIZATION.

             (a) Immediately following the Closing, the issued and outstanding Units shall be as specified in SCHEDULE A to the Restated Operating Agreement. All issued and outstanding Units on the Closing Date:
(i) will have been duly authorized and validly issued; and (ii) will be fully paid and non-assessable. The rights, preferences, privileges and restrictions of the outstanding Units will be as stated in the Restated Operating Agreement. Except as may be granted pursuant to the Ancillary Agreements, (x) there are no outstanding options, warrants, subscriptions, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any interests or other securities of Company; (y) there are no obligations or securities convertible into or exchangeable or exercisable for any interests or other securities of Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such interests or other securities; and (z) there are no preemptive or similar rights to subscribe for or to purchase any interests or other securities of Company.

             (b) When issued in compliance with the provisions of this Agreement and the Restated Operating Agreement, the Purchased Units will be duly and validly issued, fully paid and nonassessable, and will be free of any Liens other than those provided in this Agreement or the Ancillary Agreements and under applicable state and federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

         3.4 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Company of this Agreement and each of the Ancillary Agreements does not require any action by or in respect of, or filing with, any governmental body, agency, official or authority by Company, including any filings or other requirements pursuant to the HSR Act, other than any such action or filing the failure to obtain or complete which would not have, individually or in the aggregate, a Material Adverse Effect on Company or which would not materially and adversely affect Company's ability to consummate the transactions contemplated hereby and thereby and other than: (i) such filings as have been made prior to the Closing; and (ii) such post-Closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor. Company has obtained or will obtain prior to the Closing any necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state, or other relevant governmental authorities required on the part of Company in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

         3.5 NON-CONTRAVENTION. The execution, delivery of and consummation of the transactions contemplated by this Agreement (including the transactions contemplated by the Ancillary Agreements) do not and will not, with notice or lapse of time or both, conflict with, or result in any breach or violation of or constitute grounds for the occurrence of a declaration of a default or termination of (i) Company's certificate of formation or other organizational documents (including the Restated Operating Agreement), (ii) any contract, agreement, undertaking, commitment or instrument to which Company is a party or by which it or either of them or their respective properties are bound or (iii) any license, judgment, order, injunction, decree, statute, law, rule or regulation, domestic or foreign, applicable to Company, or their respective properties or assets.

         3.6 CONSENTS. There are no agreements, contracts or other instruments binding upon Company that require a Consent as a result of the execution, delivery and performance of this Agreement or any of the Ancillary Agreements, or the consummation of the transactions contemplated hereby and thereby.

         3.7 COMPLIANCE WITH LAWS. Company is not in violation of any statutes, laws, ordinances, governmental rules or regulations or any judgment, order or decree (federal, state, local or foreign) to which it is subject, nor has it failed to obtain any licenses, permits, franchises or other governmental authorization necessary to the ownership or operation of its properties or the conduct of its business as intended to be conducted, which violations or failures would be reasonably likely to have a Material Adverse Effect on Company.

         3.8 LITIGATION. There is no action, proceeding or investigation pending against Company in any court or before any governmental authority or arbitration board or tribunal, foreign or domestic, and, to the best knowledge of Company, there is no such action, proceeding or investigation threatened.

         3.9 FINDERS' FEES. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Company who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement and each of the Ancillary Agreements.

         3.10 NO OPERATIONS. Prior to the Effective Date, the Company has not conducted any operations or incurred any liability or obligation other than those expressly set forth in the Company's Certificate of Formation and original Operating Agreement.

                                    ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Company that:

         4.1 ORGANIZATION AND STANDING. Purchaser is a not-for-profit corporation duly incorporated, validly existing and in good standing under the laws of New York. Purchaser is duly qualified and authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect on Purchaser.

         4.2 CORPORATE POWER AND AUTHORIZATION. Purchaser has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Ancillary Agreements to which it is a party and to carry out the provisions of this Agreement and the Ancillary Agreements to which it is a party and to carry on its business as currently conducted and as currently proposed to be conducted. The execution, delivery and performance by Purchaser of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation by Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Purchaser. This Agreement and each of the Ancillary Agreements to which it is a party constitute, or upon execution and delivery will constitute, valid and binding agreements of Purchaser enforceable in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) as general principles of equity restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions contained in the Ancillary Agreements may be limited by applicable laws.

         4.3 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Purchaser of this Agreement and each of the Ancillary Agreements to which it is a party does not require any action by or in respect of, or filing with, any governmental body, agency, official or authority by Purchaser, including any filings or other requirements pursuant to the HSR Act, other than any such action or filing the failure to obtain or complete which would not have, individually or in the aggregate, a Material Adverse Effect on Purchaser or which would not materially and adversely affect Purchaser's ability to consummate the transactions contemplated hereby and thereby, and other than: (i) such filings as have been made prior to the Closing; and

(ii) such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

         4.4 NON-CONTRAVENTION. The execution, delivery and performance by Purchaser of this Agreement and each of the Ancillary Agreements to which it is a party do not and will not (i) contravene or conflict with the organizational documents of Purchaser, and (ii) assuming compliance with the matters referred to in Section 4.3, contravene or conflict with or constitute a material violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Purchaser, which violation would have a Material Adverse Effect on Purchaser.

         4.5 CONSENTS. There are no agreements, contracts or other instruments binding upon Purchaser which require a Consent as a result of the execution, delivery and performance of this Agreement or any of the Ancillary Agreements, or the consummation of the transactions contemplated hereby and thereby.

         4.6 FINDERS' FEES. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Purchaser who might be entitled to any fee or commission upon consummation of the transactions contemplated by this Agreement and each of the Ancillary Agreements.

         4.7 INVESTMENT REPRESENTATIONS. Purchaser understands that the Purchased Units have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Purchaser also understands that the Purchased Units are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date as follows:

              (a) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

              (b) PURCHASER BEARS ECONOMIC RISK. Purchaser must bear the economic risk of this investment indefinitely unless the Purchased Units are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that Company has no present intention of registering the Purchased Units. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Purchased Units or under the circumstances, in the amounts or at the times Purchaser might propose.

              (c) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Purchased Units for Purchaser's own account for investment only, and not with a view towards their distribution.

              (d) INVESTMENT EXPERIENCE. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

              (e) REVIEW OF COMPANY INFORMATION. Purchaser has had an opportunity to discuss Company's business, management and financial affairs with directors, officers and management of Company and has had the opportunity to review Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, Company and its management regarding the terms and conditions of this investment.

              (f) RESTRICTED SECURITIES. Purchaser acknowledges and agrees that the Purchased Units must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

              (g) LEGENDS. Each certificate representing the Purchased Units shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Subject to any restrictions to the contrary in the Restated Operating Agreement, Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to Company) reasonably acceptable to Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend. Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by Company of an order of the appropriate blue sky authority authorizing such removal.

              (h) Notwithstanding anything to the contrary contained herein, nothing in this Section 4.7 shall be deemed to constitute a waiver of the rights hereunder by or on behalf of Purchaser, including, without limitation, any rights to indemnification based on the representations and warranties set forth in this Agreement or any Ancillary Agreement. The validity of the representations and warranties shall not be affected by any investigation made by or on behalf of Purchaser.

                                    ARTICLE 5

                 POST-CLOSING COVENANTS OF COMPANY AND PURCHASER

         Company and Purchaser agree that:

         5.1 FURTHER EFFORTS. Subject to the terms and conditions of this Agreement, each party will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. Company and Purchaser each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and the Ancillary Agreements.

         5.2 CERTAIN FILINGS. Company and Purchaser shall cooperate with one another (a) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, including any filings or other requirements pursuant to the HSR Act, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements and (b) in taking such actions or making any such filings, in furnishing such information as may be required in connection therewith, and in seeking timely to obtain any such actions, consents, approvals or waivers.

         5.3 PUBLIC ANNOUNCEMENTS. The parties agree not to issue any press release or make any public statement with respect to this Agreement and the Ancillary Agreements or the transactions contemplated hereby and thereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement, in each case without the other party's prior consent.

                                    ARTICLE 6

                              CONDITIONS TO CLOSING

         6.1 CONDITIONS TO OBLIGATION OF PURCHASER. The obligation of Purchaser to consummate the Closing is subject to the satisfaction of the following further conditions:

                  (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

                  (b) Company shall have executed and delivered each of the Ancillary Agreements to be executed and delivered by it, in each case substantially in the form previously delivered and agreed to by the parties thereto.

                  (c) Company shall have received any Consents relating to the execution, delivery and performance by such party of this Agreement and the Ancillary Agreements to be executed by them, except any such Consents where the failure to obtain would not have a Material Adverse Effect on Company or adversely and materially affect the ability of Purchaser to consummate the transactions contemplated hereby, and all such Consents shall be in full force and effect on and as of the Closing Date.

                  (d) The representations and warranties of Company contained in this Agreement shall be true in all material respects, in each case as of the date hereof and as of the Closing Date.

                  (e) Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

                  (f) Purchaser shall have received all documents it may reasonably request relating to the authority of Company and FCG Holdings to enter into and perform this Agreement and the Ancillary Agreements, all in form and substance reasonably satisfactory to Purchaser.

                  (g) All actions, proceedings, instruments and documents required to carry out this Agreement and the Ancillary Agreements shall be reasonably satisfactory in form and substance to counsel for Purchaser.

         6.2 CONDITIONS TO OBLIGATIONS OF COMPANY. The obligation of Company to consummate the Closing is subject to the satisfaction of the following further conditions:

                  (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

                  (b) Purchaser shall have executed and delivered each of the Ancillary Agreements to be executed by them, in each case substantially in the form previously delivered and agreed to by the parties thereto.

                  (c) Company and Purchaser shall have received all Consents relating to the execution, delivery and performance by Company and Purchaser of this Agreement and the Ancillary Agreements to be executed by them, except any such Consents where the failure to obtain would not have a Material Adverse Effect on Company or adversely and materially affect the ability of Purchaser to consummate the transactions contemplated hereby, and all such Consents shall be in full force and effect on and as of the Closing Date.

                  (d) The representations and warranties of Purchaser contained in this Agreement shall be true in all material respects, in each case as of the date hereof and as of the Closing Date.

                  (e) Purchaser shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

                  (f) Company shall have received all documents they may reasonably request relating to the authority of Purchaser to enter into and perform this Agreement and the Ancillary Agreements, all in form and substance reasonably satisfactory to Company.

                  (g) All actions, proceedings, instruments and documents required to carry out this Agreement and the Ancillary Agreements shall be reasonably satisfactory in form and substance to counsel for Company.

                                    ARTICLE 7

                                  MISCELLANEOUS

         7.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

                  if to Purchaser, to:

                  NewYork-Presbyterian Hospital
                  525 East 68th Street
                  New York, New York 10021
                  Attention:   Louis F. Reuter, IV
                  Telecopy:   (212) 746-1432

                  with a copy to:

                   NewYork-Presbyterian Hospital
                  525 East 68th Street
                  New York, New York 10021
                  Attention:   Maxine FassTelecopy:   (212) 746-8460

                  if to Company, to:

                  FCG Management Services, LLC
                  c/o First Consulting Group, Inc.
                  111 W. Ocean Blvd. 4th Floor
                  Long Beach, CA 90802
                  Attention:  General Counsel
                  (562) 624-5200

                  with a copy to:

                  Cooley Godward LLP
                  Five Palo Alto Square
                  3000 El Camino Real
                  Palo Alto, CA 94306-2155
                  Attention:  Patrick A. Pohlen, Esq.
                  Telecopy:  (650) 857-0663

         Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effective (i) if personally delivered, at the time delivered by hand, (ii) if delivered by facsimile transmission, upon confirmation of transmission, (iii) if by courier, on the business day such courier guarantees delivery, and (iv) if delivered by first class U.S. Mail, seven business days after deposit in the U.S. Mail, postage prepaid.

         7.2      AMENDMENTS AND WAIVERS.

                  (a) Any provisions of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Purchaser and Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         7.3 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         7.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         7.5 APPLICABLE LAW. This agreement is made under, and shall be construed and enforced in accordance with, the laws of the state of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law.

         7.6 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         7.7 ENTIRE AGREEMENT. This Agreement and the Ancillary Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by either party hereto. None of this Agreement or the Ancillary Agreements, nor any provision hereof or thereof, is intended to confer upon any person other than the parties hereto rights or remedies hereunder or thereunder.

         7.8 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         7.9 HEADINGS; PRONOUNS. The section headings used in this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         7.10 SURVIVAL. The representations and warranties made by any party herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby for a period of the later of eighteen (18) months or the date of the Company's first audit following the Closing.


         IN WITNESS WHEREOF, the parties hereto here caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              FCG MANAGEMENT SERVICES, LLC


                              By: /s/ Luther J. Nussbaum
                                 --------------------------

                              Printed Name: Luther J. Nussbaum
                                          ----------------------

                              Title: Chief Executive Officer
                                   -----------------------------



                              NEW YORK AND PRESBYTERIAN HOSPITAL


                              By: /s/ Louis F. Reuter IV
                                ----------------------------

                              Printed Name: Louis F. Reuter IV
                                          -----------------------

                              Title: Executive Vice President
                                    ----------------------------